--------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          Reported): September 17, 1998



                             LEHMAN ABS CORPORATION
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                  333-39649                  13-3447441
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission              (I.R.S. Employer
     of Incorporation)            File Number)             Identification No.)



Three World Financial Center
200 Vesey Street
New York, New York                                                 10285
------------------                                               ----------
(Address of Principal                                            (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code:  (212) 526-7000
                                                     ----- --------

Item 5.  Other Events.
----     ------------

Incorporation of Certain Documents by Reference.
-----------------------------------------------

     In connection with the offering of the Centex Home Equity Loan Asset-Backed Certificates, Series 1998-3 (the "Certificates") by Lehman ABS Corporation (the "Company") and pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc. SEC No-Action Letter, the Company will incorporate by reference the financial statement of Financial Security Assurance Inc. into the Company's registration statement (File No. 333-39649). The financial statements will be referred to in the preliminary prospectus supplement relating to Centex Home Equity Loan Asset-Backed
Certificates, Series 1998-3. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name in such preliminary prospectus supplement. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.

Item 7.  Financial Statements, Pro Forma Financial
------   -----------------------------------------

Information and Exhibits.
------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      23.   Consent of PricewaterhouseCoopers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LEHMAN ABS CORPORATION



                                       By:  /s/ Martin P. Harding
                                           ----------------------
                                           Name: Martin P. Harding
                                           Title: Managing Director

Dated:  September 17, 1998

                                  Exhibit Index
                                  -------------

Exhibit                                                              Page
-------                                                              ----

23.   The Consent of PricewaterhouseCoopers                            6

                 EXHIBIT 23: CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of Centex Home Equity Loan Trust 1998-3, of our report dated January 26, 1998, on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts".


                                     \s\ PricewaterhouseCoopers LLP
                                     ------------------------------
                                         PricewaterhouseCoopers LLP


New York, New York
September 17, 1998